EXHIBIT 31.1

                                  CERTIFICATION

                            Section 302 Certification

I, James R. Henderson, certify that:

1. I have  reviewed  this  quarterly  report  on  Form  10-QSB  of  WebFinancial
Corporation, a Delaware corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

           (a) Designed such disclosure controls and procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the small business issuer,  including its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

           (b)  Evaluated  the  effectiveness  of the  small  business  issuer's disclosure  controls and  procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

           (c)  Disclosed  in this  report  any  change  in the  small  business issuer's  internal  control over  financial  reporting  that occurred during the small  business  issuer's most recent fiscal  quarter (the small  business  issuer's  fourth  fiscal  quarter  in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

           (a) All  significant  deficiencies  and  material  weaknesses  in the design or operation  of internal  control  over  financial  reporting which are  reasonably  likely to adversely  affect the small business issuer's ability to record,  process,  summarize and report financial information; and

           (b) Any fraud,  whether or not material,  that involves management or other  employees  who have a significant  role in the small  business issuer's internal control over financial reporting.

Date: November 14, 2005

                                      By: /s/ James R. Henderson
                                          --------------------------------------
                                          James R. Henderson
                                          President and Chief Executive Officer